Comerica Bank

RBC Capital Markets
2022 Financial Institutions Conference

March 8, 2022

Jim Herzog
Chief Financial Officer

Darlene Persons
Director of Investor Relations

Safe Harbor Statement

Comerica Bank

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica's status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (impacts from the COVID-19 global pandemic; changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica's stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Brief Overview

We will raise your expectations of what a bank can be

Comerica Bank

Facts
- 170+ year history
- 16th largest U.S. bank[1,2]
- 7,442 employees

Commercial Bank
- >90% of total loans are commercial
- Highest concentration of C&I loans[1,3]

Retail Bank
- ~33% of total deposits
- 433 banking centers & ~645 ATMs

Wealth Management
- $211B assets under administration
- >25,500 personal & institutional clients

Attractive Footprint
- 12 of 15 largest metropolitan areas[4]
- 7 of 10 fastest growing metropolitan areas[4,5]

Offices Across U.S.

Primary Markets | Other Markets | Cities with Offices



	MI	CA	TX	Other Markets[7]
Loans[6] $47.8B	24%	36%	20%	21%
Deposits[6] $84.5B	34%	31%	14%	21%

12/31/21 • [1]Source: S&P Global Market Intelligence as of 4Q21 • [2]Commercial Banks • [3]Among the top 25 U.S. financial holding companies; as a % of assets • [4]U.S. Census Bureau; by population 2020. Includes all locations with employees & offices • [5]2020 vs 2019 by number of people • [6]4Q21 Average • [7]Other Markets & Finance/Other; includes items not directly associated with the geographic markets or the three major business segments

1Q22 Loan Update

Solid, broad-based growth in several businesses, partly offset by Mortgage Banker & PPP

Comerica Bank

Loan Trends
($ in billions, average)



50.6
49.8
48.1
47.8
48.1
1Q21
2Q21
3Q21
4Q21
1Q22 Thru 2/28

Changes 4Q21 vs. 1Q22 Thru 2/28
($ in millions; average; Businesses, ex. PPP)



General Middle Market 477 or 4%
Corporate Banking 340 or 7%
Equity Fund Services 327 or 11%
National Dealer 184 or 5%
Environmental Services 117 or 6%
PPP (316) or (46%)
Mortgage Banker (818) or (33%)

- $592MM increase in QTD average loans, ex-PPP[1]
  - Solid Middle Market & Corporate Banking growth in TX, CA & MI
  - Mortgage Banker reflects decrease in refi volumes & seasonality
- PPP loans declined to $290MM at 2/28/22
- Pipeline remains very strong
- 1Q22 outlook[2]: stable at QTD level

1Q22 metrics through 2/28/22 are preliminary & subject to change. PPP – Paycheck Protection Program • [1]Comparisons of 1Q22 through 2/28/22 vs 4Q21 • [2]Outlook as of 3/7/22

Loan Dynamics

Comerica Bank

Driving Growth
($ in billions, average)


General Middle Market, ex. PPP
10.6 10.8 11.2 11.7 12.2
15%
1Q21 2Q21 3Q21 4Q21 1Q22 Thru 2/28
Equity Funds Services
2.6 2.7 3.0 2.8 3.2
21%
1Q21 2Q21 3Q21 4Q21 1Q22 Thru 2/28
Entertainment
0.8 0.9 1.0 1.2 1.1
34%
1Q21 2Q21 3Q21 4Q21 1Q22 Thru 2/28
Environmental Services
1.5 1.7 1.8 1.8 2.0
32%
1Q21 2Q21 3Q21 4Q21 1Q22 Thru 2/28
Corporate Banking
4.3 4.4 4.3 4.8 5.1
19%
1Q21 2Q21 3Q21 4Q21 1Q22 Thru 2/28

Headwinds Abating
($ in billions; average)


PPP
3.6 3.5 1.7 0.7 0.4
-90%
1Q21 2Q21 3Q21 4Q21 1Q22 Thru 2/28
National Dealer Services
5.3 4.4 3.8 3.9 4.1
-23%
1Q21 2Q21 3Q21 4Q21 1Q22 Thru 2/28
Mortgage Banker Finance
3.2 2.9 2.8 2.5 1.6
-49%
1Q21 2Q21 3Q21 4Q21 1Q22 Thru 2/28

1Q22 metrics through 2/28/22 are preliminary & subject to change.

4Q21 Deposit Update

Reflects seasonality

Comerica Bank


Deposit Trends
($ in billions, average)
71.4 75.5 79.1 84.5 79.6
1Q21 2Q21 3Q21 4Q21 1Q22 Thru 2/28


Deposit Growth[1]
(percentages; 4Q21 vs 3Q21; average)
7 5 5 5 4 3 3 3 2 1 1 0
CMA BOKF ZION CFR RF SNV FITB KEY MTB FHN CFG HBAN

- QTD average deposits reflect[2]
  - $2.3B noninterest-bearing deposits
  - $2.6B interest-bearing deposits
- QTD interest-bearing deposit costs[2] remained at record low 5 bps
- 1Q21 outlook[3]: remain strong


Loan / Deposit Ratio[1]
(4Q21; percentages)
39 51 57 62 63 65 66 69 73 77 78 82
CFR BOKF CMA ZION RF FITB KEY MTB FHN HBAN SNV CFG

1Q22 metrics through 2/28/22 are preliminary & subject to change • [1]Source for peer data: S&P Global Market Intelligence • [2]Comparisons of 1Q22 through 2/28/2022 vs 4Q21 • [3]Outlook as of 3/7/22

Securities Portfolio

Comerica Bank

Goal: Reduce asset sensitivity by gradually deploying excess liquidity over time as rates rise



Securities Portfolio
($ in billions)
14.9
14.9
15.4
16.0
16.6
16.8
17.0
10.2
10.3
11.1
12.3
13.3
13.4
14.0
1.95
1.89
1.82
1.76
1.71
4Q20
1Q21
2Q21
3Q21
4Q21
3Q21
4Q21
Average Balances
Period-end
Treasury Securities
Mortgage-backed Securities (MBS)
Securities Yields

- Expect 1Q22 average balance to increase by over $500MM[1]
  - MBS purchases through 2/28/22 of $2.5B settle through 3/31/22
  - Estimate ~$750MM MBS repayments[1] for 1Q22
  - $70MM Treasury maturities
- Duration as of 4Q21 of 4.0 years[2]
  - Extends to 6.0 years under a 200bps instantaneous rate increase[1]



Cash / Assets
(PE; percentages)
8
24
14
CMA 2010-2019 Average
CMA 4Q21
Peers 4Q21



Securities / Assets
(PE; percentages)
17
18
21
CMA 2010-2019 Average
CMA 4Q21
Peers 4Q21

12/31/21 • [1]Outlook as of 3/7/22 • [2]Estimated as of 12/31/21

Interest Rate Sensitivity

Comerica Bank

Well-positioned for rising rates



Loan Portfolio
(4Q21 period-end)
Fixed Rate[1] 22%
Prime-based 13%
60-Day+ Rate 5%
Total $49.3B
30-Day Rate 60%



Beneficial Deposit Mix
(4Q21 average)
Retail Noninterest-bearing 9%
Retail Interest-bearing 24%
Total $84.5B
Commercial Noninterest-bearing 45%
Commercial Interest-bearing 22%



Historical Loan Yield Beta[2,3]
(percentages; 4Q16 – 1Q19)
82 CMA
74 BOKF
67 FITB
65 CFR
63 MTB
54 FHN
47 SNV
44 HBAN
41 RF
37 ZION
28 KEY



Historical Deposit Rate Beta[2]
(percentages; 4Q16 – 1Q19)
41 FHN
27 FITB
27 HBAN
25 KEY
21 BOKF
21 CFG
20 CFR
18 SNV
17 RF
17 ZION
16 CMA
12 MTB

12/31/21 • [1]Fixed rate loans include $5.05B receive fixed/pay floating (30-day) LIBOR interest rate swaps • [2]Source for peer data: S&P Global Market Intelligence • [3]CFG not available as of 3/4/22

Interest Rate Sensitivity

Positioned for a rising rate environment

Standard Model Assumptions[1] 100 bps (50 bps avg) linear, non-parallel rise	
Loan Balances	Modest increase
Loan Spreads	Held at current levels
Deposit Balances	Moderate decrease
Deposit Beta	~30%
Securities Portfolio	Held flat at current level
Hedging (Swaps)	No additions modeled

1Q22 net interest income outlook[2]

+ Loan growth
+ Securities portfolio growth
+ Rates (net impact of LIBOR/Swaps/Floors)
– 2 fewer days
– Lower PPP revenue

Sensitivity Analysis

Estimated Increase in Net Interest Income Over 12 months
Additional Scenarios are Relative to 4Q21 Standard Model
($ in millions)



~105
~170
~180
205
~230
~410
25 bp Shock
50% Deposit Beta
$5B DDA Runoff
4Q21 Standard Model
10% Deposit Beta
200 bps increase

Total Swaps $9.8B

QTD 1Q22 added $1.75B Swaps[3]
($ in billions; period-end)



1.84%
1.78%
1.75%
1.70%
1.63%
1.59%
1.54%
1.55%
1.55%
5.05
5.65
6.70
7.00
7.50
7.55
7.00
6.50
6.25
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

12/31/21 • [1]For methodology see Company's Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis • [2]Outlook as of 3/7/22 • [3]Received fixed/Pay floating; swap positions as of 2/28/22, plus historical position for 12/31/21; maturities extend through 1Q28

Record Fee Income

Broad-based growth



Commercial Lending Fees 9%
Derivative Income 9%
Warrant 3%
Other 17%
Deposit Service Charges 17%
Trust Fees 18%
Card Fees 26%
$1.1B[1]

- High-caliber, robust product offering
- Revenue opportunities to balance asset sensitivity
- Key component of relationship banking strategy; developing full, loyal customers
- Skilled in assessing customer needs
- Strong collaboration across divisions

Noninterest Income[2]



1,001
1,123
12%
FY20
FY21

Card Fees[2]



270
298
10%
FY20
FY21

Fiduciary Income[2]



209
231
11%
FY20
FY21

Derivative Income[2,3]



67
99
47%
FY20
FY21

Deposit Service Charges[2]



185
195
6%
FY20
FY21

Commercial Lending Fees[2]



77
104
35%
FY20
FY21

Warrant-related Income[2]



26
33
27%
FY20
FY21

12/31/21 • [1]FY21 • [2]$ in millions • [3]Includes CVA FY20 of $(17MM) & FY21 of $18MM

Expense Management

Comerica Bank

Culture that drives efficiency in inflationary environment

- Carefully managing workforce
- Reallocating resources, as needed
- Supporting revenue generating activity
- Optimizing footprint, reducing square footage
- Consolidating or relocating banking centers
- Continued investment in technology



Average Loans + Deposits / Employee
(4Q21; $ in millions)
CMA 18
SNV 18
CFG 16
FHN 16
KEY 15
ZION 14
FITB 14
BOKF 13
MTB 13
CFR 13
HBAN 12
RF 11



Employees
(FTE)
2012 9,035
4Q21 7,442
-18%
Real Estate
(sq. ft in millions)
2012 5.55
4Q21 4.26
-23%
NIX / Loans + Deposits
(average; percentages)
2012 1.9 2.4
2021 1.5 1.6
Deposits / Branch¹
(period-end; $ in millions)
2012 107 86
4Q21 190 172
CMA
Peer Avg.

12/31/21 • Source for peer data: S&P Global Market Intelligence • [1]4Q21 BOKF not available as of 3/4/22

Technology Journey

Comerica Bank

Investing to support customers & colleagues in a digital world

Cloud-first Strategy

- Greater speed & agility
- Cloud migration >60% of apps migrated
- Data Center Optimization consolidating hubs

Modernizing Platforms

- Drive operational excellence
- DigiFi general ledger conversion
- Commercial Loan Servicing modernization
- Trust platform enhancements

Enabling Business

- Enhance customer experience
- Real Time Payments among earliest adopters in U.S.
- Treasury Management ease of use

Developed in our Digital Factory



DIRECTEXPRESS
User ID
Save
Password
Use Passcode
Login
Forgot Password
New User? Register for an Account
Find ATM
Help
Language

New Direct Express Mobile App[1]

- High satisfaction ratings
- 18,000 reviews in Apple App store



4.6 Stars[1]

12/31/21 • [1]Source: Apple App Store as of 3/3/2022

Capital Management

Focus on CET1 Target ~10%[1]



CET1
Tier 1
10.27%
10.13%
7.0%
10.85%
10.70%
8.5%
3Q21
4Q21
3Q21
4Q21
Regulatory Minimum + Capital Conservation Buffer (CCB)



Book Value per Share[2]
(period-end)
$55.01
$55.58
$56.28
$56.55
$57.41
4Q20
1Q21
2Q21
3Q21
4Q21

Capital management priorities

- Support customers; drive growth
- Provide attractive dividend
  - $0.68/share declared in 1Q22
- Return excess capital to shareholders
  - 1Q22 repurchased[1] $35MM, or ~378,000 shares
  - FY21[1] repurchased $720MM or 9.5MM shares
- Maintain strong debt ratings[4]



Attractive Dividend Yield[5]
(percentages; 12/31/21)
3.13
2.91
1.27
CMA
Peer Avg.
S&P 500



Shares Outstanding
(millions)
139
131
-6%
12/31/20
12/31/21

12/31/21 • [1]Shares repurchased under share repurchase program • [2]Common shareholders' equity per share of common stock • [3]Outlook as of 3/7/22 • [4]See Holding Company Debt Rating slide • [5]Source for peer data: S&P Global Market Intelligence

Key Strengths

Poised to support growth

Relationship Focused

- Expertise in specialty businesses
- Long-tenured, experienced team

Credit Discipline

- Consistent, conservative underwriting standards
- Superior credit performance through last recession

Diversified

- Footprint includes faster growth markets
- Balanced exposure to a wide variety of industries

Expense Control

- Continuous improvement culture
- Invest for the future
- Leveraging technology to drive productivity & growth

Revenue Opportunities

- High-caliber, robust Cash Management suite, including Card programs
- Collaboration between 3 revenue divisions

Uniquely Positioned

- Nimble asset size
- Weighted to commercial banking
- Strong deposit base

Comerica Bank

Appendix



FY21 Review

Comerica Bank

Colleague Support

Employee engagement initiative: 94% rated our COVID response **excellent**

Flexible Work Arrangements: providing many colleagues a hybrid work option (home & office)

New programs: home office **stipend**, employer paid **parking**, 8 hours **PTO to volunteer** in FY22

5 national awards for sales & leadership training programs

Environmental Sustainability

$1.7B in green loans & commitments (12/31/21), up 42% over 12/31/20

Newsweek's list of **America's Most Responsible Companies** (#1 bank)

Internal framework to **measure climate change risk** under development

2021 **Global 100 list of most sustainable corporations** by Corporate Knights

Diversity, Equity & Inclusion

50% of executive officers are women or racial/ethnic minorities

Forbes list: **Best Employer for Women**

Launched national Asian & Pacific Islanders **Employee Resource Group**

Perfect **100% on Human Rights Campaign Foundation's 2021 Corporate Equality Index** for 8th consecutive year

Governance

Office of Corporate Responsibility established: uniting key ESG elements

ESG Platform defined by our ESG Council: most significant ESG issues where we can have the most impact

Community

$1B PPP round 2 loans funded; **>90% of total PPP repaid** (mostly forgiven)

Comerica **Financial Education Brigade** program served ~50,000 LMI individuals

$5B commitment to small business (2021–2023)

Technology

Data Center Transformation: increasing speed & agility via the cloud

Modernizing platforms: Commercial Loan Servicing, Banking Center teller system

Enhancing customer experience: Treasury Management upgrade

FY21 Performance

Strong financial performance; superior market performance



Record Levels
Earnings Per Share[1]
(dollars)
7.87
3.43
8.35
2019
2020
2021
Assets
($ in billions; average)
71
81
90
2019
2020
2021
Deposits
($ in billions; average)
55
65
78
2019
2020
2021
Net Charge-offs
(bps)
21
38
(2)
2019
2020
2021
Record Book Value
($ per share; period-end)
46.07
46.89
51.57
55.01
57.41
2017
2018
2019
2020
2021
Total Shareholder Return[2]
(FYE21 v. FYE20; percentages)
29
38
43
62
S&P 500
BKX
Peers
CMA

12/31/21 • [1]Recast 2020 results, See Pension Plan Reconciliation slide • [2]Total Shareholder Return, Source for peer data: Bloomberg

FY21 Results

Revenue growth driven by fee income; excellent credit quality

(millions, except per share data)	2021	2020	Change
Average loans	$49,083	$51,631	$(2,548)
Average loans, ex. PPP	46,747	49,095	(2,348)
Average deposits	77,681	65,038	12,643
Net interest income	1,844	1,911	(67)
Provision for credit losses	(384)	537	(921)
Noninterest income[1]	1,123	1,001	122
Noninterest expenses[1,2]	1,861	1,754	107
Provision for income tax[2]	322	124	198
Net income[2]	1,168	497	671
Earnings per share[2,3]	$8.35	$3.43	$4.92
Book Value per Share[4]	57.41	55.01	2.40
Return on Average Equity[2,5]	15.15%	6.49%	
Return on Average Assets[2]	1.30%	0.61%	

Key Performance Drivers Year over Year

- Loan growth in several businesses more than offset by decreases in Dealer & Energy
- Deposits up 19%; broad-based
- Net interest income reflects rates
- Credit quality excellent; net recoveries
- Noninterest income up 12% with broad-based growth
- Expenses include higher performance compensation & revenue-related costs
- Returned $1.1 billion to shareholders
- 4% increase in book value per share

FY21 compared to FY20 • [1]Includes gains related to deferred comp plan of $14MM FY21 & $16MM FY20 • [2]Recast 2020 results. See Pension Plan Reconciliation slide • [3]Diluted earnings per common share • [4]Common shareholders' equity per share of common stock • [5]Return on common shareholders' equity

4Q21 Results

Comerica Bank

Strong loan & deposit growth in several businesses; robust fee income

(millions, except per share data)	4Q21	3Q21	4Q20	Change From 3Q21	Change From 4Q20
Average loans	$47,825	$48,135	$51,405	$(310)	$(3,580)
Average loans, ex. PPP	47,136	46,475	47,692	661	(556)
Average deposits	84,537	79,115	70,243	5,422	14,294
Net interest income	461	475	469	(14)	(8)
Provision for credit losses	(25)	(42)	(17)	17	(8)
Noninterest income[1]	289	280	265	9	24
Noninterest expenses[1,2]	486	465	465	21	21
Provision for income tax[2]	61	70	65	(9)	(4)
Net income[2]	228	262	221	(34)	7
Earnings per share[2,3]	$1.66	$1.90	$1.53	$(0.24)	$0.13
Book Value per Share[4]	57.41	56.55	55.01	0.86	2.40
CET1[5]	10.13%	10.27%	10.34%		

Key Performance Drivers 4Q21 compared to 3Q21

- Loan growth in many businesses (ex-PPP) more than offset by PPP
- Deposits up 7%
- Net interest income included $18MM decrease in PPP-related income
- Reserves released; Reserve ratio 1.26%; Net recoveries $4MM
- Noninterest income growth included strong derivative income
- Expenses driven by tech labor, seasonality & deferred comp
- Repurchased $50MM shares[6]

[1]Includes gains related to deferred comp plan of $5MM 4Q21, -0- 3Q21, $9MM 4Q20 • [2]Recast 2020 results. See Pension Plan Reconciliation slide • [3]Diluted earnings per common share • [4]Common shareholders' equity per share of common stock • [5]Reflects deferral of CECL standard impact as calculated per regulatory guidance • [6]Shares repurchased under share repurchase program

Full Year Average Loans

Comerica Bank

Business Line	2021	2020
Middle Market		
General	$11.9	12.2
Energy	1.4	2.0
National Dealer Services	4.3	6.0
Entertainment	1.0	0.7
Tech. & Life Sciences	0.9	1.3
Equity Fund Services	2.8	2.4
Environmental Services	1.7	1.4
Total Middle Market	$24.1	$25.9
Corporate Banking		
US Banking	3.1	3.1
International	1.4	1.4
Commercial Real Estate	6.7	6.6
Mortgage Banker Finance	2.8	3.2
Business Banking	3.7	3.9
Commercial Bank	$41.8	$44.1
Retail Bank	$2.4	$2.5
Wealth Management	$4.9	$5.0
TOTAL	$49.1	$51.6

By Market	2021	2020
Michigan	$11.9	$12.5
California	17.4	18.3
Texas	9.8	10.8
Other Markets[1]	10.0	10.1
TOTAL	$49.1	$51.6

Loan Portfolio
(4Q21 period-end)


Fixed Rate[2] 22%
$49.3B
30-Day Rate 60%
Prime-based 13%
60-Day+ Rate 5%

LIBOR loans include $14.9B with floors

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Fixed rate loans include $5.05B receive fixed/pay floating (30-day) LIBOR interest rate swaps

Quarterly Average Loans

Comerica Bank

Business Line	4Q21	3Q21	4Q20
Middle Market			
General	$11.9	$11.8	$11.9
Energy	1.3	1.3	1.8
National Dealer Services	3.9	3.8	5.5
Entertainment	1.2	1.0	0.7
Tech. & Life Sciences	0.8	0.8	1.2
Equity Fund Services	2.8	3.0	2.4
Environmental Services	1.8	1.8	1.4
Total Middle Market	$23.9	$23.6	$24.9
Corporate Banking			
US Banking	3.3	3.0	2.9
International	1.5	1.4	1.3
Commercial Real Estate	6.6	6.8	6.7
Mortgage Banker Finance	2.4	2.8	3.8
Business Banking	3.3	3.6	4.2
Commercial Bank	$41.0	$41.0	$43.7
Retail Bank	$2.1	$2.3	$2.6
Wealth Management	$4.8	$4.8	$5.1
TOTAL	$47.8	$48.1	$51.4

By Market	4Q21	3Q21	4Q20
Michigan	$11.4	$11.4	$12.3
California	17.1	17.0	18.0
Texas	9.5	9.7	10.6
Other Markets[1]	9.8	10.0	10.6
TOTAL	$47.8	$48.1	$51.4

Business Loans as a % of Total Loans[2]
(percentages; 4Q21)



92
88
86
80
78
76
70
64
63
61
54
48
CMA
CFR
BOKF
ZION
FHN
SNV
KEY
RF
MTB
FITB
HBAN
CFG

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Source for peer data: S&P Global Market Intelligence

Loans

Comerica Bank

Solid growth in many businesses more than offset by PPP forgiveness

Loans
($ in billions)



51.4
50.6
49.8
48.1
47.8
48.2
49.3
3.20
3.09
3.25
3.39
3.26
4Q20
1Q21
2Q21
3Q21
4Q21
3Q21
4Q21
Average Balances
Period-end
Loan Yields

Average loans declined $310MM[1]

Ex. PPP, average loans grew $661MM

+ $525MM General Middle Market
+ $448MM Corporate Banking
+ $195MM National Dealer
- $305MM Mortgage Banker
- $218MM Commercial Real Estate

Paycheck Protection Program (PPP)

- $689MM average loans, $971MM decrease
- $459MM period-end loans, $561MM decrease

Line Utilization stable at 47%

- Commitments increased ~$400MM

Loan yields decreased 13 bps

- 8 bps impact of PPP
- 4 bps lower rates on floors & swap maturities
- 1 bps other dynamics
- $14.2B average loan floors at average rate of 67bps

4Q21 compared to 3Q21 • [1]See Average Loans slide in Appendix for more details

Full-Year Average Deposits

Comerica Bank

Business Line	2021	2020
Middle Market		
General	$22.2	$17.8
Energy	0.6	0.5
National Dealer Services	1.3	0.4
Entertainment	0.2	0.2
Tech. & Life Sciences	7.3	5.6
Equity Fund Services	1.1	0.8
Environmental Services	0.3	0.2
Total Middle Market	$33.0	$25.5
Corporate Banking		
US Banking	3.3	2.6
International	2.3	1.8
Commercial Real Estate	1.9	1.8
Mortgage Banker Finance	0.8	0.8
Business Banking	4.3	3.8
Commercial Bank	**$45.6**	**$36.3**
Retail Bank	**$25.7**	**$22.8**
Wealth Management	**$5.2**	**$4.4**
Finance / Other[1]	**$1.2**	**$1.2**
TOTAL	**$77.7**	**$65.0**

By Market	2021	2020
Michigan	$27.2	$23.4
California	22.5	18.2
Texas	11.3	10.2
Other Markets[2]	15.5	12.0
Finance / Other[1]	1.2	1.2
TOTAL	**$77.7**	**$65.0**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Quarterly Average Deposits

Comerica Bank

Business Line	4Q21	3Q21	4Q20
Middle Market			
General	$24.7	$22.4	$19.9
Energy	0.6	0.6	0.5
National Dealer Services	2.1	1.7	0.5
Entertainment	0.2	0.2	0.2
Tech. & Life Sciences	8.3	7.4	5.9
Equity Fund Services	1.5	1.1	0.9
Environmental Services	0.4	0.3	0.2
Total Middle Market	$37.8	$33.8	$28.1
Corporate Banking			
US Banking	3.4	3.5	3.1
International	2.2	2.3	2.0
Commercial Real Estate	2.1	1.9	1.9
Mortgage Banker Finance	0.7	0.8	1.0
Business Banking	4.6	4.4	4.1
Commercial Bank	**$50.8**	**$46.6**	**$40.3**
Retail Bank	**$26.7**	**$26.1**	**$23.9**
Wealth Management	**$5.7**	**$5.2**	**$4.9**
Finance / Other[1]	**$1.3**	**$1.2**	**$1.2**
TOTAL	**$84.5**	**$79.1**	**$70.2**

By Market	4Q21	3Q21	4Q20
Michigan	$28.5	$27.7	$25.0
California	26.5	23.1	20.1
Texas	12.0	11.4	10.8
Other Markets[2]	16.2	15.7	13.2
Finance / Other[1]	1.3	1.2	1.2
TOTAL	**$84.5**	**$79.1**	**$70.2**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Paycheck Protection Program (PPP)

Supporting our customers

Comerica Bank



PPP Loans
($ in millions)
3,713
3,576
3,459
1,659
689
1,020
459
4Q20 1Q21 2Q21 3Q21 4Q21
3Q21 4Q21
Average Balances
Period-end

PPP Loans Since Inception[1]

- $4.9B funded / >20,000 applications processed
- $4.4B repaid, mostly forgiven
- ~2% loan yield, excluding accelerated fees
- FY20: PPP income $ 63MM ($2.5B average loans)
- FY21: PPP income $111MM ($2.3B average loans)



PPP Income[2]
($ in millions)
26.9
5.9
21.0
30.6
11.9
18.7
31.6
14.6
17.0
33.6
25.6
8.0
15.6
12.4
3.2
4Q20 1Q21 2Q21 3Q21 4Q21
Other Income
Accelerated Fee Income

12/31/21 • [1]Program to Date through 12/31/21 • [2]PPP income is reflected in net interest income

Energy Business Line

Credit quality continued to improve

Comerica Bank



Period-end Loans
($ in millions)
1,600
44
261
1,295
1,366
19
270
1,078
1,320
18
277
1,025
1,277
25
244
1,008
1,204
21
212
971
4Q20 1Q21 2Q21 3Q21 4Q21
Services
Midstream
Exploration & Production

- Exposure $2.9B / 39% utilization
- Decreases in Criticized, NALs; Net Recoveries
- Fall redeterminations 98% completed
  - Moderate increase to borrowing bases
- Hedged 50% or more of production
  - At least one year: 76% of customers
  - At least two years: 46% of customers
- Focus on larger, sophisticated E&P companies
- E&P: 56% Oil, 17% Gas, 27% Oil/Gas

($ in millions; Period-end)	4Q21	3Q21	4Q20
Total PE loans	$1,204	$1,277	$1,600
% of total CMA	*2.4%*	*2.7%*	*3.1%*
Criticized[1]	$58	$148	$596
Ratio	*4.8%*	*11.6%*	*37.3%*
Nonaccrual	$14	$28	$114
Ratio	*1.2%*	*2.2%*	*7.1%*
Net charge-offs (recoveries)[2]	$(19)	$(16)	$4

12/31/21 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs (recoveries)

Mortgage Banker Finance

55+ years experience with reputation for consistent, reliable approach

Comerica Bank

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with >100 relationships
- As of 4Q21:
  - Comerica: 70% purchase
  - Industry: 47% purchase[1]
- Strong credit quality
- No charge-offs since 2010
- Period-end loans: $3.0B (3Q21 $3.5B)



Average Loans
($ in millions)
Actual MBA Mortgage Origination Volumes
1,861
1,435
1,784
1,961
1,677
1,335
2,044
2,521
2,681
2,042
3,278
3,585
3,791
3,211
2,924
2,757
2,450
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21



MBA Mortgage Originations Forecast[1]
($ in billions)
893
689
710
625
610
4Q21
1Q22
2Q22
3Q22
4Q22
Purchase
Refinance

12/31/21 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 2/22/22; 4Q21 actual

National Dealer Services

75+ years of floor plan lending

Comerica Bank



Franchise Distribution
(Based on period-end loan outstandings)
Honda/Acura 9%
Ford 9%
GM 5%
Fiat/Chrysler 10%
Mercedes 6%
Nissan/ Infiniti 3%
Other European 14%
Other Asian 14%
Other[1] 16%
Toyota/Lexus 14%
Total $3.9B

- Top tier strategy
- National scope with customers in 42 states
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality; Robust monitoring of company inventory & performance
- Floor Plan decreased due to supply chain constraints



Average Loans
($ in billions)
7.1
7.3
7.4
7.0
7.4
7.8
7.9
7.5
7.3
6.8
6.2
5.3
5.5
5.3
4.4
3.8
3.9
4.1
4.1
4.2
3.8
4.0
4.4
4.5
4.1
4.0
3.6
2.8
1.9
2.2
2.0
1.2
0.6
0.6
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
Floor Plan

12/31/21 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Commercial Real Estate Business Line

Comerica Bank

Very strong credit quality

Primarily Lower Risk Multifamily[1]
(4Q21 period-end)



Industrial / Storage
26%
Retail
9%
Office
7%
Single Family
2%
Other
3%
Land Carry
4%
Multi use
3%
Multifamily
46%
Total
$5.8B

- Long history of working with well-established, proven developers
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 51% of Multifamily & 47% of Industrial/ Storage are construction loans[1,2]
- Majority high growth markets within footprint:
  - 41% California
  - 26% Texas

Total CRE Business Line Average Loans
($ in millions)



5,185
5,259
5,349
5,316
5,223
5,315
5,517
5,658
5,883
6,210
6,659
6,683
6,699
6,690
6,883
6,797
6,579
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21

Credit Quality
No significant net charge-offs since 2014
($ in millions)



100
100
99
99
28
1.5%
1.5%
1.4%
1.5%
0.4%
3
3
2
2
1
4Q20
1Q21
2Q21
3Q21
4Q21
NAL
Criticized[3]
% Criticized/Loans

12/31/21 • [1]Excludes CRE business line loans not secured by real estate • [2]Period-end loans • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Technology & Life Sciences

Comerica Bank

~30 years of deep expertise & strong relationships with top-tier investors

Average Loans
($ in millions)



1,152
1,048
949
843
841
4Q20
1Q21
2Q21
3Q21
4Q21

Average Deposits
($ in millions)



5,888
6,216
7,093
7,448
8,290
4Q20
1Q21
2Q21
3Q21
4Q21

- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada

Customer Segment Overview[1]
(approximate; 4Q21 period-end loans)



Growth
48%
Total
$0.8B
Late Stage
33%
Early Stage
19%

12/31/21 • [1]Includes estimated distribution of PPP loans

Equity Fund Services

Strong relationships with top-tier venture capital & private equity firms

- Customized solutions for venture capital & private equity firms
  - Credit, including syndication
  - Treasury Management
  - Capital Markets
- Customers in the US & Canada
- Drives connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
  - Commercial Real Estate
- Strong credit profile
  - No charge-offs
  - No criticized loans



Average Loans
($ in millions)
2,415
2,627
2,696
2,951
2,846
4Q20
1Q21
2Q21
3Q21
4Q21

12/31/21

Environmental Services Department

15+ years experience; Specialized industry, committed to growth

- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
  - Waste management firms which collect, transport, treat, recycle, process &/or dispose of waste
  - Recycling & renewable energy companies
- Insight & expertise with
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Landfill gas to energy; waste to energy
  - Acquisitions
  - Growth capital expenditures
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality



Average Loans
($ in millions)
1,419
1,476
1,683
1,844
1,834
4Q20
1Q21
2Q21
3Q21
4Q21

12/31/21

Credit Quality

Comerica Bank

Reserve level reflects strong credit metrics & economic outlook

- $4MM of net recoveries
  - $20MM gross charge-offs
  - $24MM recoveries
- $245MM decrease in criticized loans
  - $90MM Energy
  - $71MM Commercial Real Estate
- $27MM decrease in nonperforming assets
  - $ 14MM Energy

Criticized Loans[1] Well Below Historic Average
($ in millions)



2,947
5.6
4Q20
2,581
5.1
1Q21
2,176
4.3
2Q21
1,818
3.8
3Q21
1,573
3.2
4Q21
Criticized/Loans %

Nonperforming Assets Decreased
($ in millions)



359
0.69
4Q20
325
0.64
1Q21
320
0.64
2Q21
296
0.62
3Q21
269
0.55
4Q21
NPA/Loans %

Reserve Continues to Decline
($ in millions)



992
1.90
4Q20
807
1.59
1Q21
683
1.36
2Q21
639
1.33
3Q21
618
1.26
4Q21
ACL/Loans %

4Q21 compared to 3Q21 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

Credit Quality

Comerica Bank

- Well-diversified, relationship-based portfolio
- Experienced managers with deep expertise
- Conservative underwriting standards
- Proactive, frequent customer dialogue
- Social distancing related customers performing better than expected

Net Charge-Offs (Recoveries) / Loans
(percentages; 4Q21 average)



-0.03
CMA
-0.01
BOKF
0.01
FHN
0.01
ZION
0.07
CFR
0.07
KEY
0.11
SNV
0.12
HBAN
0.13
FITB
0.13
MTB
0.14
CFG
0.20
RF

Nonperforming Assets / Loans
(percentages; 4Q21 period-end)



0.33
CFR
0.40
SNV
0.48
KEY
0.48
FITB
0.50
FHN
0.53
ZION
0.54
RF
0.55
CMA
0.56
CFG
0.67
HBAN
0.72
BOKF
2.26
MTB

Allowance for Credit Losses / Loans
(percentages; 4Q21 period-end)



1.09
ZION
1.19
SNV
1.20
KEY
1.26
CMA
1.27
BOKF
1.34
FHN
1.51
CFG
1.52
CFR
1.58
MTB
1.79
RF
1.85
FITB
1.88
HBAN

Allowance for Credit Losses / Nonperforming Assets[1]
(percentages; 4Q21)



0.71
MTB
1.77
BOKF
1.89
ZION
2.17
KEY
2.19
CMA
2.70
SNV
2.71
HBAN
3.12
RF
3.49
FITB

4Q21 • Source for peer data: S&P Global Market Intelligence • [1]CFR, FHN, CFG not available as of 3/4/22

Capital Management

Comerica Bank


CET1
(percentages)
13.1 12.2 11.4 10.2 10.1 9.9 9.9 9.6 9.5 9.5 9.5 9.3
CFR BOKF MTB ZION CMA FHN CFG RF FITB SNV KEY HBAN
ROA[1]
(percentages)
0.93 1.09
CMA Peer Avg.
ROE[2]
(percentages)
11.88 11.26
CMA Peer Avg.
Tier 1
(percentages)
13.7 13.1 12.3 11.1 11.0 11.0 11.0 10.9 10.9 10.8 10.7 10.7
CFR MTB BOKF CFG FHN RF HBAN ZION FITB KEY CMA SNV
Dividend Yield
(percentages; 2/28/22)
3.99 3.11 2.98 2.85 2.81 2.63 2.56 2.51 2.51 2.14 2.13 2.06
HBAN KEY CFG CMA RF MTB FHN FITB SNV ZION CFR BOKF

4Q21 • Source for peer data: S&P Global Market Intelligence • [1]Return on average assets • [2]Return on common shareholders' equity

Pension Plan Reconciliation

Comerica Bank

Effective January 1, 2021, the Corporation elected to change the accounting methodology for determining the market-related value of assets for certain classes of assets in the qualified defined benefit pension plan. The change in accounting methodology is applied retrospectively to all prior periods presented in the consolidated financial statements. The following table reconciles the impact of the change to the qualified defined benefit plan.

Decreased Other Comprehensive Income & increased Retained Earnings by $104MM for 4Q20

(millions, except per share data)	4Q20	3Q20	2Q20	1Q20
Consolidated Statement of Comprehensive Income				
Other noninterest expenses:				
As reported	$23	$23	$25	$25
Effect of accounting change	(8)	(8)	(6)	(8)
Recast	**$15**	**$15**	**$19**	**$17**
Provision (benefit) for income taxes:				
As reported	$63	$48	$27	$(21)
Effect of accounting change	2	2	1	2
Recast	**$65**	**$50**	**$28**	**$(19)**
Net income (loss):				
As reported	$215	$211	$113	$(65)
Effect of accounting change	6	6	5	6
Recast	**$221**	**$217**	**$118**	**$(59)**
Diluted earnings (losses) per common share:				
As reported	$1.49	$1.44	$0.80	$(0.46)
Effect of accounting change	0.04	0.04	0.04	0.04
Recast	**$1.53**	**$1.48**	**$0.84**	**$(0.42)**

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	BBB+	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	BBB+
Zions Bancorporation	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

As of 3/3/22 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank